                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES
                         VAN KAMPEN LATIN AMERICAN FUND

                     SUPPLEMENT DATED JUNE 13, 2000 TO THE
                       PROSPECTUS DATED OCTOBER 28, 1999,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The Fund's Board of Directors has approved increasing the percentage of the Fund's total assets that may be invested in telecommunications companies; therefore, the first sentence in the fourth paragraph in the section entitled "RISK/RETURN SUMMARY -- INVESTMENT STRATEGIES" is hereby deleted and replaced in its entirety with the following:

    Under normal market conditions, the Fund will invest more than 25% (but not more than 50%) of the Fund's total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets.

    (2) The Fund's Board of Directors has approved increasing the percentage of the Fund's total assets that may be invested in telecommunications companies; therefore, the last sentence in the seventh paragraph in the section entitled "INVESTMENT OBJECTIVE, POLICIES AND RISKS" is hereby deleted and replaced in its entirety with the following:

    To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 50% of the Fund's total assets.

    (3) The first paragraph in the section entitled "INVESTMENT ADVISORY SERVICES -- INVESTMENT ADVISER -- ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT" is hereby deleted and replaced in its entirety with the following:

    The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                            % PER ANNUM
------------------------                           -------------
First $500 million...............................  1.25 of 1.00%
Next $500 million................................  1.20 of 1.00%
Over $1 billion..................................  1.15 of 1.00%

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    (4) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS -- BOARD OF DIRECTORS" is hereby amended by deleting Paul G. Yovovich, effective April 14, 2000, and by deleting and replacing Richard M. DeMartini* and Don G. Powell* with Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

    (5) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS -- OFFICERS" is hereby amended by deleting all information pertaining to Curtis W. Morell* and Tanya M. Loden*, effective January 31, 2000, Dennis J. McDonnell*, effective March 31, 2000, Peter W. Hegel*, effective May 31, 2000, and by deleting and replacing Stephen
L. Boyd's title of Vice President with Executive Vice President and Chief Investment Officer and Edward C. Wood, III*, Vice President, with John H. Zimmermann, III*, Vice President, effective April 17, 2000 and by adding Richard
A. Ciccarone*, Vice President and John R. Reynoldson*, Vice President, effective June 7, 2000.

    (6) The information on the inside back cover of the Prospectus under the heading "FOR MORE INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted and replaced with the following:

                           DELOITTE & TOUCHE LLP
                           Two Prudential Plaza
                           180 N. Stetson Avenue
                           Chicago, Illinois 60601

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE